FIFTH AMENDMENT TO YARN SUPPLY AGREEMENT This Fifth Amendment to Yarn Supply Agreement (the “Fifth Amendment”) is made as of the 27th day of December 2018, by and between Parkdale Mills, Incorporated, a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, “Parkdale”), and Delta Apparel, Inc., a Georgia corporation (“Delta”). WHEREAS, Parkdale and Delta entered into that certain Yarn Supply Agreement dated as of January 5, 2005, with respect to the supply of yarn by Parkdale to Delta (the “Yarn Supply Agreement”); and WHEREAS, Parkdale and Delta entered into that First Amendment to Yarn Supply Agreement dated as of June 26, 2009 (the “First Amendment”), which amended the Yarn Supply Agreement in certain respects; and WHEREAS, Parkdale and Delta entered into that Second Amendment to Yarn Supply Agreement dated as of October 21, 2011 (the “Second Amendment”), which further amended the Yarn Supply Agreement in certain respects; and WHEREAS, Parkdale and Delta entered into that Third Amendment to Yarn Supply Agreement dated as of March 11, 2013 (the “Third Amendment”), which further amended the Yarn Supply Agreement in certain respects; and WHEREAS, Parkdale and Delta entered into that Fourth Amendment to Yarn Supply Agreement dated as of December 11, 2015 (the “Fourth Amendment”), which further amended the Yarn Supply Agreement in certain respects (the Yarn Supply Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment are collectively referred to herein as the “Agreement”); and WHEREAS, Parkdale and Delta desire to further amend the Agreement as set forth in this Fifth Amendment; NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Capitalized terms not otherwise defined in this Fifth Amendment shall have the meanings ascribed thereto in the Agreement; 2. The Term of the Agreement is hereby extended until December 31, 2021. 3. Effective as of January 1, 2019, Exhibit 3B of the Agreement is hereby amended and replaced in its entirety by Exhibit 3B attached to this Fifth Amendment.

4. Except as expressly set forth in this Fifth Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Fifth Amendment and any of the terms and conditions of the Agreement, the terms and conditions of this Fifth Amendment shall control. 5. This Fifth Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, and effect, and in all other respects, by the laws of the State of North Carolina, without regard to principles of conflict of law. 6. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument. 2

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written. PARKDALE MILLS, INC. PARKDALE AMERICA, LLC By: /s/ Jason R. O’Neil By: /s/ Jason R. O’Neil Name: Jason R. O’Neil Name: Jason R. O’Neil Title: Chief Financial Officer Title: Chief Financial Officer DELTA APPAREL, INC. By: /s/ Deborah H. Merrill Name: Deborah H. Merrill Title: Chief Financial Officer and President, Delta Group

Exhibit 3B
Effective January 1, 2019
Purchase Price of Yarn:

The purchase price for each pound of Yarn delivered shall be calculated in accordance with the following formula: Purchase Price = [(A + B) ÷ C] + D

Where: A = Cost Price
B = Basis, as agreed upon by the parties from time to time
C = 1.00 - applicable waste factor set forth in the table below (in decimal format)
D = Applicable conversion price set forth in the table below

Waste Factors and Conversion Prices

Ring Spun Yarns	Cotton waste	Poly waste	Conversion
16/1's 100% cotton CPRS	*	*	*
18/1's 100% cotton CPRS	*	*	*
20/1's 100% cotton CPRS	*	*	*
20/1's 50% cotton / 50% poly CPRS	*	*	*
22/1's 100% cotton CPRS	*	*	*
24/1's 100% cotton CPRS	*	*	*
24/1's 50% cotton / 50% poly CPRS	*	*	*
24/1's 90% cotton / 10% blk poly CPRS	*	*	*
30/1's 100% cotton CPRS	*	*	*
30/1's 50% cotton / 50% poly CPRS	*	*	*
30/1's 60% cotton / 40% poly CPRS	*	*	*
30/1's 65% poly 35% cotton CPRS	*	*	*
30/1's 55% poly / 5% blk poly / 35% cot CPRS	*	*	*
30/1's 90% cotton / 10% black poly CPRS	*	*	*
32/1's 60% cotton / 40% poly CPRS	*	*	*
36/1's 100% cotton CPRS	*	*	*
40/1's 100% cotton CPRS	*	*	*
40/1's 60% cotton / 40% poly CPRS	*	*	*
16/1's 50% cotton / 50% poly KPRS	*	*	*
18/1's 100% cotton KPRS	*	*	*
20/1's 100% cotton KPRS	*	*	*
20/1's 50% cotton / 50% poly KPRS	*	*	*
20/1's 60% cotton / 40% poly KPRS	*	*	*
20/1's 90% cotton / 10% black poly KPRS	*	*	*
20/1's 99% cotton / 1% black poly KPRS	*	*	*
30/1's 100% cotton KPRS	*	*	*
30/1's 90% cotton / 10% black poly KPRS	*	*	*
30/1's 99% cotton / 1% black poly KPRS	*	*	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.

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Open End Yarns	Cotton waste	Poly waste	Conversion
8/1's 50% cotton / 50% poly KPOE	*	*	*
10/1's 50% cotton / 50% poly KPOE	*	*	*
14/1's 100% cotton KPOE	*	*	*
14/1's 50% cot / 40% poly / 10% blk poly KPOE	*	*	*
14/1's 50% cotton / 50% poly KPOE	*	*	*
16/1's 100% cotton KPOE	*	*	*
16/1's 50% cot / 40% poly / 10% blk poly KPOE	*	*	*
16/1's 50% cot / 49% poly / 1% blk poly KPOE	*	*	*
16/1's 50% cotton / 50% poly KPOE	*	*	*
16/1's 50% cotton / 50% poly Air Jet	*	*	*
16/1's 50% cotton / 50% poly Vortex	*	*	*
18/1's 100% cotton KPOE	*	*	*
18/1's 50% cot / 40% poly / 10% blk poly KPOE	*	*	*
18/1's 50% cotton / 50% polyester KPOE	*	*	*
18/1's 70% cotton / 30% blk poly KPOE	*	*	*
18/1's 90% cotton / 10% blk poly KPOE	*	*	*
18/1's 99% cotton / 1% blk poly KPOE	*	*	*
20/1's 100% cotton KPOE	*	*	*
20/1's 50% cot / 40% poly / 10% blk poly KPOE	*	*	*
20/1's 50% cotton / 50% polyester KPOE	*	*	*
20/1's 90% cotton / 10% blk poly KPOE	*	*	*
22/1's 100% polyester Air Jet	*	*	*
22/1's 100% polyester Vortex	*	*	*
26/1's 100% cotton KPOE	*	*	*
26/1's 50% cot / 40% poly / 10% blk poly KPOE	*	*	*
26/1's 50% cot / 49% poly / 1% blk poly KPOE	*	*	*
26/1's 50% cotton / 50% polyester KPOE	*	*	*
27/1's 50% cotton / 50% poly Air Jet	*	*	*
27/1's 50% cotton / 50% poly Vortex	*	*	*
30/1's 100% cotton "soft" KPOE	*	*	*
30/1's 50% cotton / 50% poly "soft" KPOE	*	*	*
30/1's 90% cotton / 10% blk poly "soft" KPOE	*	*	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.

This Exhibit 3B shall be amended from time to time to add basis, waste factors and conversion prices per pound for Yarn Counts required by Delta or any of its Subsidiaries not set forth above, as agreed to by the parties in their reasonable discretion.

The Cost Price per pound shall be adjusted over the term of this Agreement as described on Exhibit C and shall be calculated for any given period based on the weighted average of cotton

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prices fixed for that period pursuant to Exhibit C. The Basis per pound shall be adjusted over the term of this Agreement on an annual basis on each anniversary date of the Agreement. Cotton Prices: Parkdale shall purchase cotton at prices determined by Delta in accordance with Exhibit C attached hereto. 6